                                                                   Exhibit 10.26

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT"), is made as of the 26th day of January, 2001, by and between MJ CAPITAL PARTNERS III, L.P. ("ASSIGNOR") and BEM CAPITAL PARTNERS, L.P. ("ASSIGNEE").

                                   WITNESSETH:

         WHEREAS, Assignor has right, title and interest in that certain Promissory Note in the original principal amount of $100,000, dated December 4, 1998, payable by MigraTEC, Inc. (as subsequently modified, renewed and extended, the "NOTE"), which Note was secured by the liens created by that certain Security Agreement, dated December 4, 1998 (as subsequently modified, renewed and extended, the "SECURITY AGREEMENT"), securing collateral which is more particularly described in said Security Agreement; and

         WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in the Note and the Security Agreement.

         NOW, THEREFORE, for and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignment of Rights. Assignor hereby assigns to Assignee all of Assignor's right, title and interest, in the Note and the Security Agreement, whether such rights and interests are established by written or oral agreement.

         2. Assumption of Obligations. Assignee hereby accepts the assignment of such of Assignor's rights and interests and hereby expressly assumes performance of all of Assignor's obligations with respect thereto which accrue after the date of this Agreement.

         3. Further Acts. Assignor agrees, at the request of Assignee and at Assignee's expense, to execute and deliver such other and further documents and legal instruments, and do all other things reasonably necessary to perfect in Assignee, its assigns, successors, and legal representatives, all right, title and interest in and to the Note and the Security Agreement, hereby conveyed and transferred, throughout the world, including without limitation executing and delivering any and all powers of attorney, applications, assignments, declarations and affidavits.

         4. Amendment. This Agreement may only be amended by written agreement signed by each of the parties hereto.

         5. Applicable Law. This Agreement shall be governed and construed by the internal laws of the State of Texas.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


MJ CAPITAL PARTNERS III, L.P.                   BEM CAPITAL PARTNERS, L.P.


By:  MJB Ventures L.L.C.                        By:
     -----------------------------------------     -----------------------------

     By: /s/ Thomas A. Montgomery                  By: /s/ Joe Ballew
         -------------------------------------        --------------------------
         Name: Thomas A. Montgomery                   Name: Joe Ballew
              --------------------------------             ---------------------
         Title: Manager of the General Partner        Title: Partner
               -------------------------------              --------------------